                                                        Monthly Operating Report

----------------------------------------
CASE NAME:       Digital Storage, Inc.                  ACCRUAL BASIS
----------------------------------------

----------------------------------------
CASE NUMBER:     03-34762-HDH-11                        02/13/95, RWD, 2/96
----------------------------------------

----------------------------------------
JUDGE:           H.D. Hale
----------------------------------------


                         UNITED STATES BANKRUPTCY COURT

                     NORTHERN       DISTRICT OF       TEXAS
                     --------                         -----

                                  6 DIVISION
                                  -

                            MONTHLY OPERATING REPORT

                           MONTH ENDING: May 31, 2003
                                         ------

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:


/s/ Eric T. Logan                           Interim Chief Financial Officer
-----------------------------------         ------------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                 TITLE


Eric T. Logan                               June 20, 2003
-----------------------------------         ------------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                       DATE



PREPARER:


/s/ Mark Corjay                             Vice President, Controller
-----------------------------------         ------------------------------------
ORIGINAL  SIGNATURE  OF  PREPARER                       TITLE


Mark Corjay                                 June 20, 2003
-----------------------------------         ------------------------------------
PRINTED NAME OF PREPARER                                DATE

                                                        Monthly Operating Report
----------------------------------------------
CASE NAME:            Digital Storage, Inc.             ACCRUAL BASIS-1
----------------------------------------------

----------------------------------------------
CASE NUMBER:                   03-34762-HDH-11          02/13/95, RWD, 2/96
----------------------------------------------

COMPARATIVE  BALANCE  SHEET
=====================================================================================================================
                                      SCHEDULE                     MONTH                     MONTH            MONTH
                                       AMOUNT                   -----------------------------------------------------
ASSETS                                                            May 2003
---------------------------------------------------------------------------------------------------------------------
1.  UNRESTRICTED CASH                     $55,397                    $57,795
---------------------------------------------------------------------------------------------------------------------
2.  RESTRICTED CASH
---------------------------------------------------------------------------------------------------------------------
3.  TOTAL CASH                            $55,397                    $57,795                      $0               $0
=====================================================================================================================
4.  ACCOUNTS RECEIVABLE (NET)         $10,782,858                 $8,108,247
---------------------------------------------------------------------------------------------------------------------
5.  INVENTORY                          $4,861,681                 $3,982,973
---------------------------------------------------------------------------------------------------------------------
6.  NOTES RECEIVABLE
---------------------------------------------------------------------------------------------------------------------
7.  PREPAID EXPENSES                     $242,013                   $663,143
---------------------------------------------------------------------------------------------------------------------
8.  OTHER (ATTACH LIST)
---------------------------------------------------------------------------------------------------------------------
9.  TOTAL CURRENT ASSETS              $15,941,949                $12,812,158                      $0               $0
=====================================================================================================================
10. PROPERTY, PLANT & EQUIPMENT          $796,720                   $796,720
---------------------------------------------------------------------------------------------------------------------
11. LESS: ACCUMULATED
    DEPRECIATION/DEPLETION               $384,914                   $399,990
---------------------------------------------------------------------------------------------------------------------
12. NET PROPERTY, PLANT &
    EQUIPMENT                            $411,806                   $396,730                      $0               $0
=====================================================================================================================
13. DUE FROM INSIDERS                          $0
---------------------------------------------------------------------------------------------------------------------
14. OTHER ASSETS - NET OF
    AMORTIZATION (ATTACH LIST)                 $0
---------------------------------------------------------------------------------------------------------------------
15. OTHER (ATTACH LIST)
---------------------------------------------------------------------------------------------------------------------
16. TOTAL ASSETS                      $16,353,755                $13,208,888                      $0               $0
=====================================================================================================================
POSTPETITION LIABILITIES
---------------------------------------------------------------------------------------------------------------------
17. ACCOUNTS PAYABLE                                                $148,217
---------------------------------------------------------------------------------------------------------------------
18. TAXES PAYABLE                                                     $6,441
---------------------------------------------------------------------------------------------------------------------
19. NOTES PAYABLE
---------------------------------------------------------------------------------------------------------------------
20. PROFESSIONAL FEES
---------------------------------------------------------------------------------------------------------------------
21. SECURED DEBT
---------------------------------------------------------------------------------------------------------------------
22. OTHER (ATTACH LIST)                                                   $0
---------------------------------------------------------------------------------------------------------------------
23. TOTAL POSTPETITION
    LIABILITIES                                                     $154,658                      $0               $0
=====================================================================================================================
PREPETITION LIABILITIES
---------------------------------------------------------------------------------------------------------------------
24. SECURED DEBT
---------------------------------------------------------------------------------------------------------------------
25. PRIORITY DEBT                        $120,207
---------------------------------------------------------------------------------------------------------------------
26. UNSECURED DEBT                    $15,275,684                $15,483,846
---------------------------------------------------------------------------------------------------------------------
27. OTHER (ATTACH LIST)
---------------------------------------------------------------------------------------------------------------------
      Other accounts payable and      ($1,104,698)               ($1,800,613)
      vendor receivables
---------------------------------------------------------------------------------------------------------------------
      Bank account overdraft             $194,690                         $0
---------------------------------------------------------------------------------------------------------------------
      Accrued expenses                 $2,944,458                 $2,215,069
---------------------------------------------------------------------------------------------------------------------
      Intercompany payables              $405,527                ($1,274,074)
---------------------------------------------------------------------------------------------------------------------
    TOTAL OTHER                        $2,439,977                  ($859,618)
---------------------------------------------------------------------------------------------------------------------
28. TOTAL PREPETITION LIABILITIES     $17,835,868                $14,624,228                      $0               $0
=====================================================================================================================
29. TOTAL LIABILITIES                 $17,835,868                $14,778,886                      $0               $0
=====================================================================================================================
EQUITY
---------------------------------------------------------------------------------------------------------------------
30. PREPETITION OWNERS' EQUITY         (1,482,113)                (1,482,113)
---------------------------------------------------------------------------------------------------------------------
31. POSTPETITION CUMULATIVE
    PROFIT OR (LOSS)                                                ($87,885)
---------------------------------------------------------------------------------------------------------------------
32. DIRECT CHARGES TO EQUITY
    (ATTACH EXPLANATION)
---------------------------------------------------------------------------------------------------------------------
33. TOTAL EQUITY                      ($1,482,113)               ($1,569,998)                     $0               $0
=====================================================================================================================
34. TOTAL LIABILITIES &
    OWNERS' EQUITY                    $16,353,755                $13,208,888                      $0               $0
=====================================================================================================================

                                                        Monthly Operating Report
------------------------------------
CASE NAME:     Digital Storage, Inc.                    ACCRUAL BASIS-2
------------------------------------

------------------------------------
CASE NUMBER:         03-34762-HDH-11                    02/13/95, RWD, 2/96
------------------------------------

INCOME STATEMENT
-----------------------------------------------------------------------------------------------------------------
                                                           MONTH            MONTH         MONTH          QUARTER
                                                       ------------------------------------------         TOTAL
REVENUES                                               5/7/03-5/31/03
-----------------------------------------------------------------------------------------------------------------
1.   GROSS REVENUES                                        $4,192,612
-----------------------------------------------------------------------------------------------------------------
2.   LESS: RETURNS & DISCOUNTS
-----------------------------------------------------------------------------------------------------------------
3.   NET REVENUE                                           $4,192,612           $0            $0               $0
-----------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
-----------------------------------------------------------------------------------------------------------------
4.   MATERIAL-
-----------------------------------------------------------------------------------------------------------------
5.   DIRECT LABOR
-----------------------------------------------------------------------------------------------------------------
6.   DIRECT OVERHEAD
-----------------------------------------------------------------------------------------------------------------
7.   TOTAL COST OF GOODS SOLD                              $3,620,038           $0            $0               $0
=================================================================================================================
8.   GROSS PROFIT                                            $572,574           $0            $0               $0
-----------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
-----------------------------------------------------------------------------------------------------------------
9.   OFFICER/INSIDER COMPENSATION
-----------------------------------------------------------------------------------------------------------------
10.  SELLING & MARKETING                                     $248,438
-----------------------------------------------------------------------------------------------------------------
11.  GENERAL & ADMINISTRATIVE                                $326,283
-----------------------------------------------------------------------------------------------------------------
12.  RENT & LEASE                                             $24,614
-----------------------------------------------------------------------------------------------------------------
13.  OTHER (ATTACH LIST)
-----------------------------------------------------------------------------------------------------------------
14.  TOTAL OPERATING EXPENSES                                $599,335           $0            $0               $0
=================================================================================================================
15.  INCOME BEFORE NON-OPERATING
     INCOME & EXPENSE                                        ($26,761)          $0            $0               $0
-----------------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
-----------------------------------------------------------------------------------------------------------------
16.  NON-OPERATING INCOME (ATT. LIST)
-----------------------------------------------------------------------------------------------------------------
       Intercompany Fees                                      ($1,735)
-----------------------------------------------------------------------------------------------------------------
17.  NON-OPERATING EXPENSE (ATT. LIST)
-----------------------------------------------------------------------------------------------------------------
       Unrealized currency losses                             $89,710
-----------------------------------------------------------------------------------------------------------------
       Banking fees                                              $416
-----------------------------------------------------------------------------------------------------------------
     TOTAL NON-OPERATING                                      $90,126
-----------------------------------------------------------------------------------------------------------------
18.  INTEREST EXPENSE                                         $12,674
-----------------------------------------------------------------------------------------------------------------
19.  DEPRECIATION/DEPLETION                                   $15,077
-----------------------------------------------------------------------------------------------------------------
20.  AMORTIZATION
-----------------------------------------------------------------------------------------------------------------
21.  OTHER (ATTACH LIST)
-----------------------------------------------------------------------------------------------------------------
       Income tax benefit                                    ($55,018)
-----------------------------------------------------------------------------------------------------------------
22.  NET OTHER INCOME & EXPENSES                              $61,124           $0            $0               $0
-----------------------------------------------------------------------------------------------------------------
REORGANIZATION  EXPENSES
-----------------------------------------------------------------------------------------------------------------
23.  PROFESSIONAL FEES
-----------------------------------------------------------------------------------------------------------------
24.  U.S. TRUSTEE FEES
-----------------------------------------------------------------------------------------------------------------
25.  OTHER (ATTACH LIST)
-----------------------------------------------------------------------------------------------------------------
26.  TOTAL REORGANIZATION EXPENSES                                 $0           $0            $0               $0
=================================================================================================================
27.  INCOME  TAX
=================================================================================================================
28.  NET PROFIT (LOSS)                                       ($87,885)          $0            $0               $0
=================================================================================================================

                                                        Monthly Operating Report
-----------------------------------------
CASE NAME:          Digital Storage, Inc.               ACCRUAL BASIS-3
-----------------------------------------

-----------------------------------------
CASE NUMBER:              03-34762-HDH-11               02/13/95, RWD, 2/96
-----------------------------------------

=================================================================================================================
                                                 MONTH              MONTH             MONTH             QUARTER
CASH RECEIPTS AND                             -----------------------------------------------            TOTAL
DISBURSEMENTS                                 5/7/03-5/31/03
-----------------------------------------------------------------------------------------------------------------
1.  CASH - BEGINNING OF MONTH                          $55,397                            $0
-----------------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
-----------------------------------------------------------------------------------------------------------------
2.  CASH SALES                                             $41
-----------------------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
-----------------------------------------------------------------------------------------------------------------
3.  PREPETITION
-----------------------------------------------------------------------------------------------------------------
4.  POSTPETITION                                    $7,231,585
-----------------------------------------------------------------------------------------------------------------
5.  TOTAL OPERATING RECEIPTS                        $7,231,626            $0              $0                   $0
-----------------------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
-----------------------------------------------------------------------------------------------------------------
6.  LOANS & ADVANCES (ATTACH  LIST)
-----------------------------------------------------------------------------------------------------------------
7.  SALE OF ASSETS
-----------------------------------------------------------------------------------------------------------------
8.  OTHER (ATTACH LIST)
-----------------------------------------------------------------------------------------------------------------
      Cash receipts transfers to Daisytek Inc.     ($7,523,550)
-----------------------------------------------------------------------------------------------------------------
      Payroll funding transfer from Daisytek Inc.     $511,504
-----------------------------------------------------------------------------------------------------------------
      Other cash transfers from Daisytek Inc.       $3,727,144
-----------------------------------------------------------------------------------------------------------------
      TOTAL OTHER                                  ($3,284,902)
-----------------------------------------------------------------------------------------------------------------
9.  TOTAL NON-OPERATING RECEIPTS                   ($3,284,902)           $0              $0                   $0
=================================================================================================================
10. TOTAL RECEIPTS                                  $3,946,724            $0              $0                   $0
=================================================================================================================
11. TOTAL CASH AVAILABLE                            $4,002,121            $0              $0                   $0
-----------------------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
-----------------------------------------------------------------------------------------------------------------
12. NET PAYROLL                                       $403,114
-----------------------------------------------------------------------------------------------------------------
13. PAYROLL TAXES PAID                                $145,355
-----------------------------------------------------------------------------------------------------------------
14. SALES, USE & OTHER TAXES PAID                           $0
-----------------------------------------------------------------------------------------------------------------
15. SECURED/RENTAL/LEASES                              $20,673
-----------------------------------------------------------------------------------------------------------------
16. UTILITIES                                          $24,589
-----------------------------------------------------------------------------------------------------------------
17. INSURANCE                                           $7,884
-----------------------------------------------------------------------------------------------------------------
18. INVENTORY PURCHASES                             $3,611,016
-----------------------------------------------------------------------------------------------------------------
19. VEHICLE EXPENSES
-----------------------------------------------------------------------------------------------------------------
20. TRAVEL
-----------------------------------------------------------------------------------------------------------------
21. ENTERTAINMENT
-----------------------------------------------------------------------------------------------------------------
22. REPAIRS & MAINTENANCE
-----------------------------------------------------------------------------------------------------------------
23. SUPPLIES
-----------------------------------------------------------------------------------------------------------------
24. ADVERTISING
-----------------------------------------------------------------------------------------------------------------
25. OTHER (ATTACH LIST)
-----------------------------------------------------------------------------------------------------------------
      Other reconciling items                       ($268,305)
-----------------------------------------------------------------------------------------------------------------
26. TOTAL OPERATING DISBURSEMENTS                   $3,944,326            $0              $0                   $0
-----------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
-----------------------------------------------------------------------------------------------------------------
27. PROFESSIONAL FEES
-----------------------------------------------------------------------------------------------------------------
28. U.S. TRUSTEE FEES
-----------------------------------------------------------------------------------------------------------------
29. OTHER (ATTACH LIST)
-----------------------------------------------------------------------------------------------------------------
30. TOTAL REORGANIZATION EXPENSES                           $0            $0              $0                   $0
=================================================================================================================
31. TOTAL DISBURSEMENTS                             $3,944,326            $0              $0                   $0
=================================================================================================================
32. NET CASH FLOW                                       $2,398            $0              $0                   $0
=================================================================================================================
33. CASH - END OF MONTH                                $57,795            $0              $0                   $0
=================================================================================================================

                                                        Monthly Operating Report
---------------------------------------
CASE  NAME:       Digital Storage, Inc.                 ACCRUAL BASIS-4
---------------------------------------

---------------------------------------
CASE  NUMBER:     03-34762-HDH-11                       02/13/95, RWD, 2/96
---------------------------------------

--------------------------------------------------------------------------------------------
                                             SCHEDULE       MONTH       MONTH        MONTH
                                              AMOUNT    ------------------------------------
ACCOUNTS  RECEIVABLE  AGING                                May 2003
--------------------------------------------------------------------------------------------
1.  0-30                                   $10,248,831    $7,691,432
--------------------------------------------------------------------------------------------
2.  31-60                                     $439,667      $358,715
--------------------------------------------------------------------------------------------
3.  61-90                                     $190,533      $335,035
--------------------------------------------------------------------------------------------
4.  91+                                       $287,502      $148,065
============================================================================================
5.  TOTAL  ACCOUNTS  RECEIVABLE            $11,166,533    $8,533,247         $0           $0
--------------------------------------------------------------------------------------------
6.  AMOUNT  CONSIDERED  UNCOLLECTIBLE         $383,675      $425,000
============================================================================================
7.  ACCOUNTS  RECEIVABLE  (NET)            $10,782,858    $8,108,247         $0           $0
============================================================================================
AGING OF POSTPETITION TAXES AND PAYABLES                MONTH: May 2003
--------------------------------------------------------------------------------------------
                                     0-30        31-60       61-90        91+
TAXES  PAYABLE                       DAYS         DAYS        DAYS        DAYS       TOTAL
--------------------------------------------------------------------------------------------
1.  FEDERAL                         $6,320            $0         $0          $0       $6,320
--------------------------------------------------------------------------------------------
2.  STATE                              $36            $0         $0          $0          $36
--------------------------------------------------------------------------------------------
3.  LOCAL                              $85            $0         $0          $0          $85
--------------------------------------------------------------------------------------------
4.  OTHER (ATTACH LIST)                 $0            $0         $0          $0           $0
============================================================================================
5.  TOTAL  TAXES  PAYABLE           $6,441            $0         $0          $0       $6,441
============================================================================================

============================================================================================
6.  ACCOUNTS PAYABLE              $148,217                                          $148,217
============================================================================================
                                                        MONTH: May 2003
STATUS OF POSTPETITION TAXES                                   -----------------------------
============================================================================================
                                             BEGINNING     AMOUNT                    ENDING
                                                TAX     WITHHELD AND/   AMOUNT        TAX
FEDERAL                                      LIABILITY*  0R  ACCRUED     PAID      LIABILITY
--------------------------------------------------------------------------------------------
1.  WITHHOLDING**                                   $0       $73,276    $73,276           $0
--------------------------------------------------------------------------------------------
2.  FICA-EMPLOYEE**                                 $0       $28,125    $24,968       $3,157
--------------------------------------------------------------------------------------------
3.  FICA-EMPLOYER**                                 $0       $28,125    $24,968       $3,157
--------------------------------------------------------------------------------------------
4.  UNEMPLOYMENT                                    $0           $37        $31           $6
--------------------------------------------------------------------------------------------
5.  INCOME                                          $0            $0         $0           $0
--------------------------------------------------------------------------------------------
6.  OTHER (ATTACH LIST)                             $0            $0         $0           $0
============================================================================================
7.  TOTAL  FEDERAL  TAXES                           $0      $129,563   $123,243       $6,320
============================================================================================
STATE  AND  LOCAL
--------------------------------------------------------------------------------------------
8.  WITHHOLDING                                     $0       $21,998    $21,913          $85
--------------------------------------------------------------------------------------------
9.  SALES                                           $0            $0         $0           $0
--------------------------------------------------------------------------------------------
10. EXCISE                                          $0            $0         $0           $0
--------------------------------------------------------------------------------------------
11. UNEMPLOYMENT                                    $0          $235       $199          $36
--------------------------------------------------------------------------------------------
12. REAL  PROPERTY                                  $0            $0         $0           $0
--------------------------------------------------------------------------------------------
13. PERSONAL  PROPERTY                              $0            $0         $0           $0
--------------------------------------------------------------------------------------------
14. OTHER (ATTACH LIST)                             $0            $0         $0           $0
============================================================================================
15. TOTAL  STATE  &  LOCAL                          $0       $22,233    $22,112         $121
============================================================================================
16. TOTAL  TAXES                                    $0      $151,796   $145,355       $6,441
============================================================================================

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                        Monthly Operating Report
----------------------------------------
CASE NAME:         Digital Storage, Inc.                ACCRUAL BASIS-5
----------------------------------------

----------------------------------------
CASE NUMBER:             03-34762-HDH-11                02/13/95, RWD, 2/96
----------------------------------------

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc.

Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                  MONTH:  May 2003
                                                        ------------------------

BANK RECONCILIATIONS                         Account #1            Account #2                   Account #3
-----------------------------------------------------------------------------------------------------------------------------
A. BANK:                                     Bank One              Bank One
-----------------------------------------------------------------------------------------------------------------
B. ACCOUNT NUMBER:                           615843919             5106947684                                       TOTAL
-----------------------------------------------------------------------------------------------------------------
C. PURPOSE (TYPE):                           operating             Central Benefits Insurance
=============================================================================================================================
1. BALANCE PER BANK STATEMENT                $426,328              $33,472                                          $459,800
-----------------------------------------------------------------------------------------------------------------------------
2. ADD: TOTAL DEPOSITS NOT CREDITED           $12,958              $19,365                                           $32,323
-----------------------------------------------------------------------------------------------------------------------------
3. SUBTRACT: OUTSTANDING CHECKS              $614,694                                                               $614,694
-----------------------------------------------------------------------------------------------------------------------------
4. OTHER  RECONCILING  ITEMS                 $175,408               $4,958                                          $180,366
-----------------------------------------------------------------------------------------------------------------------------
5. MONTH END BALANCE PER BOOKS                     $0              $57,795                           $0              $57,795
-----------------------------------------------------------------------------------------------------------------------------
6. NUMBER OF LAST CHECK WRITTEN                 46994              N/A
=============================================================================================================================

INVESTMENT ACCOUNTS
=============================================================================================================================
                                             DATE OF               TYPE OF                      PURCHASE            CURRENT
BANK, ACCOUNT NAME & NUMBER                  PURCHASE              INSTRUMENT                   PRICE               VALUE
=============================================================================================================================
7.
-----------------------------------------------------------------------------------------------------------------------------
8.
-----------------------------------------------------------------------------------------------------------------------------
9.
-----------------------------------------------------------------------------------------------------------------------------
10.
-----------------------------------------------------------------------------------------------------------------------------
11. TOTAL INVESTMENTS                                                                           $0                       $0
=============================================================================================================================

CASH
=============================================================================================================================
12. CURRENCY ON HAND                                                                                                     $0
=============================================================================================================================

=============================================================================================================================
13. TOTAL CASH - END OF MONTH                                                                                       $57,795
=============================================================================================================================

                                                        Monthly Operating Report
-------------------------------------------
CASE  NAME:           Digital Storage, Inc.             ACCRUAL BASIS-6
-------------------------------------------

-------------------------------------------
CASE  NUMBER:         03-34762-HDH-11                   02/13/95, RWD, 2/96
-------------------------------------------

                                                 MONTH:     May 2003
                                                            --------------------
======================================
PAYMENTS TO INSIDERS AND PROFESSIONALS
======================================

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

================================================================================
                                    INSIDERS
================================================================================
                        TYPE  OF                   AMOUNT            TOTAL PAID
    NAME                PAYMENT                     PAID               TO DATE
--------------------------------------------------------------------------------
1. See Daisytek, Incorporated
--------------------------------------------------------------------------------
2.
--------------------------------------------------------------------------------
3.
--------------------------------------------------------------------------------
4.
--------------------------------------------------------------------------------
5.
--------------------------------------------------------------------------------
6. TOTAL PAYMENTS
   TO INSIDERS                                       $0                  $0
================================================================================

=================================================================================================================
                                                     PROFESSIONALS
=================================================================================================================
                          DATE OF COURT                                                                 TOTAL
                        ORDER AUTHORIZING          AMOUNT            AMOUNT      TOTAL PAID            INCURRED
   NAME                      PAYMENT              APPROVED            PAID        TO DATE             & UNPAID *
-----------------------------------------------------------------------------------------------------------------
1. See Daisytek, Incorporated
-----------------------------------------------------------------------------------------------------------------
2.
-----------------------------------------------------------------------------------------------------------------
3.
-----------------------------------------------------------------------------------------------------------------
4.
-----------------------------------------------------------------------------------------------------------------
5.
-----------------------------------------------------------------------------------------------------------------
6. TOTAL PAYMENTS
   TO PROFESSIONALS                                 $0                $0            $0                   $0
=================================================================================================================

* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

============================================================================
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
============================================================================

================================================================================
                                      SCHEDULED         AMOUNTS
                                       MONTHLY            PAID         TOTAL
                                      PAYMENTS           DURING        UNPAID
NAME OF CREDITOR                         DUE             MONTH      POSTPETITION
--------------------------------------------------------------------------------
1. 7611 Green Meadows Drive Limited   20,673.00        20,673.00        0.00
    TOTAL                             20,673.00        20,673.00        0.00
================================================================================

                                                        Monthly Operating Report
-------------------------------------
CASE  NAME:     Digital Storage, Inc.                   ACCRUAL BASIS-7
-------------------------------------

-------------------------------------
CASE  NUMBER:   03-34762-HDH-11                         02/13/95, RWD, 2/96
-------------------------------------
                                                       MONTH:  May 2003
                                                             -------------------

QUESTIONNAIRE
================================================================================
                                                                YES     NO
--------------------------------------------------------------------------------
1.  HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
    THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                 X
--------------------------------------------------------------------------------
2.  HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER
    THAN A DEBTOR IN POSSESSION ACCOUNT?                                 X
--------------------------------------------------------------------------------
3.  ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES,
    OR LOANS) DUE FROM RELATED PARTIES?                                  X
--------------------------------------------------------------------------------
4.  HAVE ANY PAYMENTS BEEN MADE ON PREPETITION
    LIABILITIES THIS REPORTING PERIOD?                           X
--------------------------------------------------------------------------------
5.  HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
    DEBTOR FROM ANY PARTY?                                               X
--------------------------------------------------------------------------------
6.  ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                         X
--------------------------------------------------------------------------------
7.  ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
    PAST DUE?                                                            X
--------------------------------------------------------------------------------
8.  ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                     X
--------------------------------------------------------------------------------
9.  ARE ANY OTHER POSTPETITION TAXES PAST DUE?                           X
--------------------------------------------------------------------------------
10. ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
    DELINQUENT?                                                          X
--------------------------------------------------------------------------------
11. HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
    REPORTING PERIOD?                                                    X
--------------------------------------------------------------------------------
12. ARE ANY WAGE PAYMENTS PAST DUE?                                      X
================================================================================

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

See attachment for Question 4 support.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

INSURANCE
================================================================================
                                                                YES     NO
--------------------------------------------------------------------------------
1.  ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND
    OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?               X
--------------------------------------------------------------------------------
2.  ARE ALL PREMIUM PAYMENTS PAID CURRENT?                       X
--------------------------------------------------------------------------------
3.  PLEASE ITEMIZE POLICIES BELOW.
================================================================================

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
                              INSTALLMENT PAYMENTS
================================================================================
        TYPE  OF                                                  PAYMENT AMOUNT
         POLICY               CARRIER       PERIOD COVERED         & FREQUENCY
--------------------------------------------------------------------------------
See Daisytek, Incorporated
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

-------------------------------------
CASE  NAME:     Digital Storage, Inc.
-------------------------------------

-------------------------------------
CASE  NUMBER:   03-34762-HDH-11
-------------------------------------

MOR 7 Question 4 Support

        Vendor                            Amount
------------------------------------------------
UPS                                    14,596.80
Roadway                                 1,377.55
Rainbow Air                               685.00
Fed Ex                                    654.35
Expeditors                                290.48
Columbia Gas                              849.40
American Electric Power                 3,419.05
Airborne                                  745.28
Sprint                                  3,212.14
Verizon                                 1,138.66
                                       ---------
Total                                  26,968.71